                               Table of Contents

                                        OVERVIEW
                          LETTER TO SHAREHOLDERS       1
                               ECONOMIC SNAPSHOT       2

                             PERFORMANCE SUMMARY
                               RETURN HIGHLIGHTS       4

                           PORTFOLIO AT A GLANCE
                                  CREDIT QUALITY       6
                      SIX-MONTH DIVIDEND HISTORY       6
                                TOP FIVE SECTORS       7
   NET ASSET VALUE AND COMMON SHARE MARKET PRICE       7
                Q&A WITH YOUR PORTFOLIO MANAGERS       8
                               GLOSSARY OF TERMS      11

                                  BY THE NUMBERS
                        YOUR TRUST'S INVESTMENTS      12
                            FINANCIAL STATEMENTS      25
                   NOTES TO FINANCIAL STATEMENTS      30
                      DIVIDEND REINVESTMENT PLAN      35



       BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      37

Regardless of the market environment, your investment goals don't go away.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 17, 2003

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the
                  pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why
Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            0.7%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 2000--December 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2002)

------------------------------
NYSE Ticker Symbol - VMT
------------------------------

-----------------------------------------------------------------------
Six-month total return(1)                                     5.28%
-----------------------------------------------------------------------
One-year total return(1)                                     13.21%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      2.83%
-----------------------------------------------------------------------
Ten-year average annual total return(1)                       4.20%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  6.70%
-----------------------------------------------------------------------
Commencement date                                          08/26/88
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                      6.10%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                  9.93%
-----------------------------------------------------------------------
Net asset value                                              $10.47
-----------------------------------------------------------------------
Closing common share market price                             $9.05
-----------------------------------------------------------------------
Six-month high common share market price (10/02/02)           $9.64
-----------------------------------------------------------------------
Six-month low common share market price (10/23/02)            $8.57
-----------------------------------------------------------------------
Preferred share (Series A) rate(4)                           1.290%
-----------------------------------------------------------------------
Preferred share (Series B) rate(4)                           1.188%
-----------------------------------------------------------------------
Preferred share (Series C) rate(4)                           1.200%
-----------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming the maximum 38.6% federal income tax rate effective for the calendar year 2002.

(4) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of December 31, 2002
- AAA/Aaa............  73.1%   [PIE CHART]
- AA/Aa..............  13.3%
- A/A................   5.5%
- BBB/Baa............   5.5%
- BB/Ba..............   0.2%
- Non-Rated..........   2.4%
As of June 30, 2002
- AAA/Aaa............  72.8%   [PIE CHART]
- AA/Aa..............  12.2%
- A/A................   5.3%
- BBB/Baa............   6.8%
- Non-Rated..........   2.9%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending December 31, 2002, for common shares)

[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
7/02                                                                           $0.0440
8/02                                                                           $0.0440
9/02                                                                           $0.0440
10/02                                                                          $0.0440
11/02                                                                          $0.0440
12/02                                                                          $0.0460

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     DECEMBER 31, 2002                    JUNE 30, 2002
                                                                     -----------------                    -------------
General Purpose                                                             19.6%                              27.2%
Transportation                                                              12.9%                              12.4%
Public Building                                                             12.2%                               7.7%
Health Care                                                                 11.9%                               8.3%
Wholesale Electric                                                          10.5%                               8.7%

Subject to change daily.

NET ASSET VALUE AND COMMON SHARE MARKET PRICE

(based upon quarter-end values--December 1992 through December 2002)
[LINE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
12/92                                                                     10.6500                            12.0000
                                                                          11.0900                            11.6250
                                                                          11.1300                            12.0000
                                                                          11.3700                            12.3750
12/93                                                                     11.1700                            11.7500
                                                                           9.9300                            10.7500
                                                                           9.9200                            11.1250
                                                                           9.8200                            10.2500
12/94                                                                      9.3400                             9.7500
                                                                           9.9000                            11.0000
                                                                           9.7600                            11.1250
                                                                           9.8600                            10.7500
12/95                                                                     10.2400                            10.5000
                                                                           9.8800                            10.3750
                                                                           9.7600                             9.8750
                                                                           9.9000                            10.2500
12/96                                                                     10.0000                            10.3750
                                                                           9.8100                            10.1250
                                                                          10.0100                            10.8750
                                                                          10.1800                            11.0000
12/97                                                                     10.3500                            10.8120
                                                                          10.3200                            10.3120
                                                                          10.2600                            10.8750
                                                                          10.5700                            11.0000
12/98                                                                     10.3800                            10.8125
                                                                          10.1300                            10.6875
                                                                           9.5600                             9.6250
                                                                           9.1500                             8.8750
12/99                                                                      8.8000                             7.6250
                                                                           9.0200                             8.0625
                                                                           9.0000                             8.6875
                                                                           9.1300                             8.3750
12/00                                                                      9.6700                             8.3750
                                                                           9.7200                             8.7000
                                                                           9.6200                             8.8900
                                                                           9.9400                             8.9000
12/01                                                                      9.6100                             8.4800
                                                                           9.5500                             8.4100
                                                                           9.9900                             8.8500
                                                                          10.6600                             9.5700
12/02                                                                     10.4700                             9.0500

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's common share market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN MUNICIPAL INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED DECEMBER 31, 2002. THE TRUST IS MANAGED BY THE ADVISER'S MUNICIPAL FIXED INCOME TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE THOMAS BYRON, VICE PRESIDENT; ROBERT WIMMEL, VICE PRESIDENT; AND JACK REYNOLDSON, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE TRUST'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   Market sentiment turned decidedly
negative in the last six months of 2002. The economic indicators that had been giving mixed to positive signals moved into negative territory in October, and from then to the end of the year, the bulk of the economic news came in weaker than expected. This, in combination with corporate mismanagement and geopolitical concerns, led to a marked deterioration in investor sentiment and helped push municipal bond yields to levels not seen since the mid 1960s.

    One of the most significant effects of the drop in yields has been a surge in issuance. Municipalities moved aggressively to lock in lower financing rates by issuing new debt as well as refinancing existing obligations that were originated during periods of higher interest rates. As a result of this activity, issuance for calendar year 2002 came in at a record high of $357 billion, a roughly 25 percent increase over the previous year.

    Faltering investor sentiment also prolonged the bear market in equities. While this has been a painful time for equity investors, it has been a boon for municipal bond funds. Investors seeking to put their cash to work have been drawn by the relatively strong performance of municipal bonds and have poured near-record amounts of money into municipal bond mutual funds.

    This is not to say that the bond market was entirely immune to the bad news driving the stock markets down. Much of that news centered on corporate-governance scandals and the faltering economy. These factors served to undermine the corporate-backed segments of the municipal market as well, and led to general under-performance by lower-rated bonds relative to AAA rated paper.

    Credit problems at the state level also came into play during the period. Taken as a group, the 50 states face a combined deficit of more than $60 billion in their budgets through fiscal 2004. These budget woes have led to increased pressure on the balance sheets of state and local municipalities, with some states experiencing downgrades of their credit ratings during the period.

    The portfolio continued to offer what we believe is a competitive level of tax-exempt income. The trust's average monthly dividend of $0.046 per share translated to a distribution rate of 6.10 percent based on the trust's closing common share market price on December 31, 2002. Based on these figures, investors would have had to earn a distribution rate of 9.93 percent on a taxable investment (for an investor in the 38.6 percent federal income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ended December 31, 2002, the trust produced a total return of 5.28 percent based on common share market price. This reflects an increase in common share market price from $8.85 per share on June 30, 2002 to $9.05 per share on December 31, 2002. Of course, past performance is no guarantee of future results. Investment return, share price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 4.75 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN MANAGING THE TRUST?

A   One of our primary strategies was
to realign the portfolio to position it for a changing interest-rate environment by focusing on the intermediate part of the yield curve. Our quantitative analysis indicated that this was the portion of the curve that offered the most attractive total return potential. We focused on premium bonds in the 15- to 20-year maturity range, which offered a greater income advantage with the interest rate risk of 10-year bonds. These bonds offered the double advantage of meeting our desired investment profile while supporting the trust's dividend.

    We funded these purchases through the sale of some of the trust's longer, deep-discount securities. We had put these bonds into the portfolio in previous years when they were out of favor. As interest rates fell, however, they rallied and met our performance objectives. We sold them and reinvested the proceeds in a combination of intermediate bonds and longer bonds with attractive total return prospects.

    We also continued to follow our longstanding strategy of trading between sectors and coupon structures as they moved into and out of our range of fair value. Most of these trades were affected with highly-rated issues that offered great liquidity.

    One of the key shifts in the trust's sector exposure was a reduction in its airline holdings. These bonds were hurt by the drop in travel following the September 11, 2001, terrorist attacks, which in turn, crimped most airlines' balance sheets. Over the course of the period, we significantly reduced the trust's exposure to these bonds to less than one percent of the portfolio in order to protect shareholders from further volatility in this sector.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   Our outlook remains as it has
been for most of the past year. We expect that economic activity is likely to pick up at some point, though it is difficult to say when. That said, with long-bond yields at 30-year lows, we believe the likelihood of an impending turn in the cycle is higher than previously thought. As a result, we will continue to watch the economy closely for any signs of recovery that might induce the Fed to raise interest rates.

    We also expect equity market sentiment to continue to be a key driver of cash flows into our market. We believe municipal bond funds are likely to continue to enjoy strong inflows as long as stocks remain weak.

    In order to seek to manage the portfolio's interest rate exposure in a changing interest-rate environment, we may purchase or sell financial futures contracts or engage in transactions involving interest-rate swaps, caps, floors or collars. We expect to enter into these transactions primarily as a hedge against anticipated interest-rate or fixed-income market changes, for duration management or for risk management purposes.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, the central bank of the United States. Its policy-making unit, the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUTURES CONTRACTS: The purchase of a futures contract creates a firm obligation by the trust, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price. The sale of a futures contract creates a firm obligation by the trust, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS: Interest rate swaps involve the exchange by the trust with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10 and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping curve. A flat yield curve represents little difference between short- and long-term interest rates, while a negative yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

December 31, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY       VALUE
          MUNICIPAL BONDS  154.1%
          ALABAMA  2.5%
$4,000    Jefferson Cnty, AL Swr Rev Cap Impt Wts Ser
          B (FGIC Insd).............................. 5.125%   02/01/42   $   4,045,440
 2,990    Jefferson Cnty, AL Wts Ser A (AMBAC
          Insd)...................................... 5.000    04/01/09       3,339,740
                                                                          -------------
                                                                              7,385,180
                                                                          -------------
          ALASKA  1.9%
 3,650    Alaska St Intl Arpt Rev Ser B (AMBAC
          Insd)...................................... 5.250    10/01/27       3,770,085
 1,575    Matanuska-Susitna Boro, AK Ctf Part Pub
          Safety Bldg Lease (FSA Insd)............... 5.750    03/01/16       1,782,364
                                                                          -------------
                                                                              5,552,449
                                                                          -------------
          ARIZONA  4.8%
 1,000    Arizona Hlth Fac Auth Hosp Sys Rev John C
          Lincoln Hlth Network....................... 6.375    12/01/37       1,020,420
 4,000    Arizona St Trans Brd Excise Tax Maricopa
          Cnty Regl Area Rd Fd....................... 5.500    07/01/04       4,250,920
 4,000    Arizona St Trans Brd Hwy Rev Sub Ser A
          Rfdg....................................... 4.750    07/01/11       4,242,160
 4,375    Salt River Proj AZ Agric Impt Salt River
          Proj Ser A Rfdg............................ 5.250    01/01/06       4,817,269
                                                                          -------------
                                                                             14,330,769
                                                                          -------------
          ARKANSAS  0.7%
 2,000    Arkansas St Dev Fin Auth Hosp Rev WA Regl
          Med Ctr.................................... 7.375    02/01/29       2,195,420
                                                                          -------------

          CALIFORNIA  4.5%
 1,000    California St Dept Wtr Res Ctr Wtr Sys Ser
          X (FGIC Insd).............................. 5.000    12/01/29       1,016,780
 1,000    California St Dept Wtr Res Ser A........... 6.000    05/01/15       1,136,630
 2,500    California St Dept Wtr Res Ser A (AMBAC
          Insd)...................................... 5.375    05/01/18       2,738,650
 5,000    California St Univ Rev & Co Systemwide Ser
          A (AMBAC Insd)............................. 5.000    11/01/33       5,071,450

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY       VALUE
          CALIFORNIA (CONTINUED)
$5,000    Contra Costa, CA Home Mtg Fin Auth Home Mtg
          Rev (Escrowed to Maturity) (MBIA Insd).....   *      09/01/17   $   2,446,300
 1,000    Santa Clara Cnty, CA Brd Ed Rfdg (MBIA
          Insd)...................................... 5.000%   04/01/25       1,021,250
                                                                          -------------
                                                                             13,431,060
                                                                          -------------
          COLORADO  3.4%
 1,000    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
          E-470 Proj Ser B (Prerefunded @
          08/31/05).................................. 6.950    08/31/20       1,169,640
 1,500    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
          E-470 Proj Ser B (Prerefunded @
          08/31/05).................................. 7.000    08/31/26       1,756,410
   925    Colorado Ed & Cultural Fac Auth Rev Charter
          Sch Jefferson Academy...................... 6.500    06/01/15         892,542
 1,535    Colorado Ed & Cultural Fac Auth Rev Charter
          Sch Jefferson Academy...................... 6.700    06/01/25       1,454,182
   750    Colorado Hlth Fac Auth Rev Catholic Hlth
          Initiatives................................ 5.250    09/01/21         762,742
 1,000    Colorado Hlth Fac Auth Rev Catholic Hlth
          Initiatives Ser A.......................... 5.500    03/01/32       1,021,940
 1,000    El Paso Cnty, CO Ctf Part Detention Fac
          Proj Ser B (AMBAC Insd).................... 5.375    12/01/18       1,100,860
 1,850    Montrose Cnty, CO Ctf Part................. 6.350    06/15/06       1,947,180
   160    Regional Trans Dist CO Ctf Trans Vehicles
          Proj Ser A (AMBAC Insd).................... 5.000    06/01/10         178,642
                                                                          -------------
                                                                             10,284,138
                                                                          -------------
          CONNECTICUT  1.0%
 1,750    Connecticut St Spl Oblig Pkg Rev Bradley
          Intl Arpt Ser A (ACA Insd)................. 6.600    07/01/24       1,881,442
 1,000    Hartford, CT Pkg Sys Rev Ser A............. 6.500    07/01/25       1,042,700
                                                                          -------------
                                                                              2,924,142
                                                                          -------------
          DISTRICT OF COLUMBIA  1.1%
   200    District of Columbia Ctf Part.............. 6.875    01/01/03         200,000
 2,775    District of Columbia Hosp Rev Medlantic
          Hlthcare Ser A Rfdg (Escrowed to Maturity)
          (MBIA Insd)................................ 5.250    08/15/12       3,057,134
                                                                          -------------
                                                                              3,257,134
                                                                          -------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY       VALUE
          FLORIDA  9.7%
$2,500    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
          Insd)...................................... 5.950%   07/01/20   $   2,756,625
 1,000    Florida St Brd Ed Lottery Rev Ser A (FGIC
          Insd)...................................... 5.750    07/01/11       1,159,310
 2,000    Florida St Dept Env Prot Preservtn Rev Ser
          A (FGIC Insd).............................. 5.750    07/01/10       2,333,320
 1,275    Gulf Breeze, FL Rev Miami Beach Loc Govt Ln
          E Tender (FGIC Insd)....................... 4.950    12/01/20       1,383,911
 1,745    Hillsborough Cnty, FL Port Dist Tampa Port
          Auth Proj Ser A (MBIA Insd)................ 5.375    06/01/27       1,812,095
 1,000    Jea, FL Elec Sys Rev Ser 3 Ser A........... 5.500    10/01/41       1,054,640
 2,105    Lake Cnty, FL Sch Brd Ctf Part (AMBAC
          Insd)...................................... 5.375    07/01/15       2,364,631
 1,500    Miami Beach, FL Stormwtr Rev (FGIC Insd)... 5.250    09/01/25       1,564,035
 1,725    Miami-Dade Cnty, FL Aviation Rev A (FSA
          Insd)...................................... 5.000    10/01/33       1,713,598
 1,720    Miami-Dade Cnty, FL Aviation Rev Miami Intl
          Arpt (FGIC Insd)........................... 5.375    10/01/32       1,764,754
 3,000    Orange Cnty, FL Sch Brd Ctf Part Ser A
          (AMBAC Insd)............................... 5.250    08/01/14       3,385,290
 4,000    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
          Insd)...................................... 5.625    10/01/14       4,547,800
 2,000    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
          Insd)...................................... 5.500    10/01/31       2,097,960
 1,115    Tallahassee, FL Lease Rev FL St Univ Proj
          Ser A (MBIA Insd).......................... 5.500    08/01/19       1,219,052
                                                                          -------------
                                                                             29,157,021
                                                                          -------------
          GEORGIA  8.2%
 4,918    Fulton Cnty, GA Lease Rev (a) (b).......... 7.250    06/15/10       5,453,072
 2,635    Georgia Muni Elec Auth Pwr Rev Ser A (MBIA
          Insd)...................................... 6.500    01/01/20       3,272,644
 3,000    Georgia Muni Elec Auth Pwr Rev Ser B Rfdg
          (FGIC Insd)................................ 6.250    01/01/17       3,665,700
 2,500    Georgia St Ser D........................... 6.000    10/01/05       2,794,000
 2,335    Georgia St Ser D........................... 6.000    10/01/06       2,678,479
 1,405    Municipal Elec Auth GA Proj Ser A (MBIA
          Insd)...................................... 5.250    11/01/14       1,566,884
 2,000    Municipal Elec Auth GA Proj Ser A (MBIA
          Insd)...................................... 5.250    11/01/22       2,107,440

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY       VALUE
          GEORGIA (CONTINUED)
$  800    Royston, GA Hosp Auth Hosp Rev Ctf Hlthcare
          Sys Inc.................................... 6.700%   07/01/16   $     799,856
 2,500    Royston, GA Hosp Auth Hosp Rev Ctf Hlthcare
          Sys Inc.................................... 6.500    07/01/27       2,409,975
                                                                          -------------
                                                                             24,748,050
                                                                          -------------
          HAWAII  0.5%
 1,390    University Hawaii Univ Sys Rev Ser B Rfdg
          (FSA Insd)................................. 5.250    10/01/14       1,536,576
                                                                          -------------

          ILLINOIS  17.0%
 4,000    Chicago, IL Brd Ed Chicago Sch Reform Ser A
          (AMBAC Insd)............................... 5.250    12/01/27       4,112,040
 1,400    Chicago, IL Brd Ed Ser A (MBIA Insd)....... 5.500    12/01/28       1,483,482
 2,250    Chicago, IL Neighborhoods Alive 21 Ser A
          (FGIC Insd)................................ 5.500    01/01/13       2,532,398
 1,000    Chicago, IL O'Hare Intl Arpt Rev Second
          Lien Passenger Fac Ser B (AMBAC Insd)...... 5.500    01/01/16       1,110,210
 1,000    Chicago, IL Proj & Rfdg Ser C (FGIC
          Insd)...................................... 5.750    01/01/14       1,136,920
 1,000    Chicago, IL Proj & Rfdg Ser C (FGIC
          Insd)...................................... 5.750    01/01/15       1,129,920
 4,895    Chicago, IL Pub Bldg Comm Bldg Rev Ser A
          (Escrowed to Maturity) (MBIA Insd).........   *      01/01/07       4,410,982
 1,000    Chicago, IL Ser B Rfdg (AMBAC Insd)........ 5.125    01/01/15       1,104,880
 2,000    Chicago, IL Wastewtr Transmission Rev
          Second Lien (MBIA Insd).................... 5.750    01/01/25       2,170,240
 1,960    Cook Cnty, IL Cmnty Cons Sch Dist (FSA
          Insd)...................................... 5.500    12/01/13       2,253,314
 1,000    Cook Cnty, IL Ser A (FGIC Insd)............ 5.500    11/15/31       1,056,560
 3,230    Cook Cnty, IL Ser A Rfdg (MBIA Insd)....... 5.625    11/15/16       3,640,275
 2,310    Illinois Dev Fin Auth Rev Adventist Hlth
          Ser A (MBIA Insd).......................... 5.500    11/15/13       2,597,988
 2,500    Illinois Dev Fin Auth Rev Adventist Hlth
          Ser A (MBIA Insd).......................... 5.500    11/15/15       2,800,650
 1,335    Illinois Dev Fin Auth Rev Bradley Univ Proj
          (AMBAC Insd)............................... 5.375    08/01/24       1,393,166
 2,000    Illinois Ed Fac Auth Rev Lewis Univ........ 6.125    10/01/26       1,999,760
 3,205    Illinois Hlth Fac Auth Rev OSF Hlthcare Sys
          Rfdg....................................... 6.000    11/15/23       3,221,987
 1,500    Illinois St First Ser (FGIC Insd).......... 5.375    11/01/14       1,674,360
 1,900    Kendall Kane Cnty, IL Sch 308 Ser B (FGIC
          Insd)...................................... 5.250    10/01/21       2,018,275

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY       VALUE
          ILLINOIS (CONTINUED)
$2,500    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev McCormick Place Expansion Ser A
          (MBIA Insd)................................ 5.250%   06/15/42   $   2,583,900
 1,250    Sangamon Cnty, IL Ctf Part................. 10.000   12/01/06       1,597,125
 7,455    Will Cnty, IL Fst Presv Dist Ser B (FGIC
          Insd)......................................   *      12/01/12       4,966,521
                                                                          -------------
                                                                             50,994,953
                                                                          -------------
          INDIANA  2.3%
 2,420    Brownsburg, IN Sch Bldg Corp First Mtg
          Brownsburg Cmnty Sch (MBIA Insd)........... 5.550    02/01/24       2,568,443
 1,000    Clark Pleasant, IN Cmnty Sch First Mtg
          (AMBAC Insd)............................... 5.500    07/15/18       1,098,890
 2,000    Indiana Trans Fin Auth Toll Rfdg (AMBAC
          Insd)...................................... 5.375    07/01/09       2,239,860
 1,000    Petersburg, IN Pollutn Ctl Rev IN Pwr &
          Lt......................................... 6.375    11/01/29         901,370
                                                                          -------------
                                                                              6,808,563
                                                                          -------------
          KANSAS  2.6%
 3,810    Kansas St Dev Fin Auth Rev KS Proj Ser N
          (AMBAC Insd)............................... 5.250    10/01/22       4,007,129
 1,250    Kansas St Dev Fin Auth Rev KS St Proj
          (AMBAC Insd)............................... 5.500    03/01/16       1,387,275
 2,235    Sedgwick Cnty, KA Uni Sch Dist No. 259
          Wichita (MBIA Insd)........................ 5.500    09/01/11       2,537,194
                                                                          -------------
                                                                              7,931,598
                                                                          -------------
          KENTUCKY  3.4%
 2,190    Kenton Cnty, KY Arpt Brd Rev
          Cincinnati/Northn KY Intl Arpt Ser A Rfdg
          (MBIA Insd)................................ 6.250    03/01/09       2,516,420
 5,000    Kentucky St Ppty & Bldgs Commn Proj No. 74
          Rfdg (FSA Insd)............................ 5.375    02/01/16       5,521,150
 2,000    Kentucky St Tpk Auth Econ Dev
          Revitalization Proj Rfdg (FSA Insd)........ 5.500    07/01/07       2,268,900
                                                                          -------------
                                                                             10,306,470
                                                                          -------------
          LOUISIANA  0.9%
 1,500    Louisiana St Ser A (FGIC Insd)............. 5.500    11/15/08       1,719,945
 1,000    Louisiana Pub Fac Auth Rev Ochsner Clinic
          Fndtn Proj Ser B........................... 5.500    05/15/32         994,880
                                                                          -------------
                                                                              2,714,825
                                                                          -------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY       VALUE
          MARYLAND  0.6%
$2,180    Baltimore, MD Cap Apprec Ser A (FGIC
          Insd)......................................   *      10/15/09   $   1,607,663
   220    Baltimore, MD Cap Apprec Ser A (Prerefunded
          @ 10/15/05) (FGIC Insd)....................   *      10/15/09         164,619
                                                                          -------------
                                                                              1,772,282
                                                                          -------------
          MASSACHUSETTS  3.5%
 2,000    Massachusetts Muni Whsl Elec Co Proj 6 A
          (MBIA Insd)................................ 5.250%   07/01/15       2,203,800
 4,000    Massachusetts St Cons Ln Ser B (Prerefunded
          @ 03/01/12) (FSA Insd)..................... 5.500    03/01/17       4,618,080
 1,500    Massachusetts St Fed Hwy Grant Antic Nt Ser
          A.......................................... 5.750    06/15/15       1,721,910
 1,000    Massachusetts St Hlth & Ed Fac Auth Rev
          Part Hlthcare Sys Ser C.................... 5.750    07/01/32       1,040,440
 1,000    Massachusetts St Indl Fin Agy Rev Higher Ed
          Hampshire College Proj..................... 5.625    10/01/12       1,048,470
                                                                          -------------
                                                                             10,632,700
                                                                          -------------
          MICHIGAN  2.8%
 1,000    Grand Rapids, MI Wtr Supply Sys Rfdg (FGIC
          Insd)...................................... 5.750    01/01/13       1,144,190
 1,180    Hillsdale, MI Hosp Fin Auth Hosp Rev
          Hillsdale Cmnty Hlth Ctr................... 5.750    05/15/18       1,111,277
 1,000    Michigan Muni Bd Auth Rev Clean Wtr Rev
          Fd......................................... 5.250    10/01/18       1,092,020
 1,000    Michigan St Strategic Fd Detroit Edison Co
          Proj C Rfdg................................ 5.450    12/15/32       1,024,050
 1,200    Michigan St Strategic Fd Detroit Edison
          Pollutn Ctl Ser B Rfdg..................... 5.650    09/01/29       1,228,200
 2,500    Michigan St Strategic Fd Ltd Oblig Rev
          Detroit Ed Conv Rfdg (AMBAC Insd).......... 4.850    09/01/30       2,712,750
                                                                          -------------
                                                                              8,312,487
                                                                          -------------
          MISSISSIPPI  0.5%
 1,500    Mississippi Hosp Equip & Fac MS Baptist Med
          Ctr Rfdg (MBIA Insd)....................... 6.000    05/01/13       1,623,435
                                                                          -------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY       VALUE
          MISSOURI  2.2%
$2,530    Bi State Dev Agy MO IL Met Metrolink Cross
          Cnty Proj B (FSA Insd)..................... 5.250%   10/01/18   $   2,770,350
 3,400    Missouri St Hwys & Trans Commn Rd Rev Ser
          A.......................................... 5.500    02/01/08       3,879,638
                                                                          -------------
                                                                              6,649,988
                                                                          -------------
          NEVADA  2.4%
 3,965    Clark Cnty, NV Bd Bk (FGIC Insd)........... 5.500    06/01/09       4,545,555
 2,500    Clark Cnty, NV Sch Dist Bldg Ser C (MBIA
          Insd)...................................... 5.000    06/15/12       2,780,050
                                                                          -------------
                                                                              7,325,605
                                                                          -------------
          NEW JERSEY  2.6%
 1,835    New Jersey St Ed Fac Auth Higher Ed Cap
          Impt Ser A (AMBAC Insd).................... 5.250    09/01/21       1,952,899
 1,000    New Jersey St Trans Corp Cap Grants Antic
          Nt Ser B (AMBAC Insd)...................... 5.500    02/01/08       1,140,040
 2,000    New Jersey St Trans Corp Ctf Fed Trans
          Admin Grants Ser A (AMBAC Insd)............ 5.500    09/15/13       2,302,340
 2,095    New Jersey St Trans Tr Fd Auth Trans Sys
          Ser A...................................... 5.750    06/15/17       2,467,889
                                                                          -------------
                                                                              7,863,168
                                                                          -------------
          NEW MEXICO  1.7%
 4,500    Santa Fe, NM Gross Rcpt Tax Impt (AMBAC
          Insd)...................................... 5.250    06/01/13       5,053,995
                                                                          -------------

          NEW YORK  19.0%
 2,500    Metropolitian Trans Auth NY Ser A Rfdg
          (FGIC Insd)................................ 5.250    11/15/31       2,598,450
 2,500    Nassau Cnty, NY Interim Fin Auth Sales Tax
          Sec Ser A.................................. 5.750    11/15/13       2,825,450
 5,900    New York City Ser A........................ 7.000    08/01/04       6,351,586
 4,500    New York City Ser B (AMBAC Insd)........... 7.250    08/15/07       5,393,250
 2,500    New York City Ser C........................ 5.500    08/01/15       2,653,875
   445    New York City Ser C........................ 7.000    08/15/08         446,909
 1,000    New York City Ser H........................ 5.750    03/15/13       1,088,180
 6,930    New York City Trans Auth Trans Fac
          Livingston Plaza Proj Rfdg (Escrowed to
          Maturity) (FSA Insd)....................... 5.400    01/01/18       7,833,672
 3,000    New York City Trans Fin Auth Rev Future Tax
          Secd Ser A Rfdg (c)........................ 5.500    11/01/26       3,361,590

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY       VALUE
          NEW YORK (CONTINUED)
$5,190    New York St Dorm Auth Rev Insd NY Univ Ser
          A (AMBAC Insd)............................. 5.500%   07/01/11   $   5,961,857
 2,000    New York St Dorm Auth Rev Sch Dist Fing Pgm
          Ser D (MBIA Insd).......................... 5.500    10/01/17       2,237,540
 3,000    New York St Urban Dev Corp Personal Income
          Tax Ser C (FGIC Insd)...................... 5.500    03/15/18       3,348,510
 3,000    New York St Urban Dev Corp Personal Income
          Tax Ser C.................................. 5.000    03/15/33       3,024,840
 2,635    New York St Urban Dev Corp Rev Youth Fac
          (Prerefunded @ 04/01/04)................... 5.875    04/01/08       2,839,239
 2,680    Port Auth NY & NJ Consolidated 119th Ser
          (FGIC Insd)................................ 5.500    09/15/17       2,934,707
 4,000    Triborough Brdg & Tunl Auth NY Gen Ser B
          Rfdg....................................... 5.000    11/15/21       4,140,040
                                                                          -------------
                                                                             57,039,695
                                                                          -------------
          NORTH CAROLINA  5.0%
 3,000    North Carolina Eastern Muni Pwr Agy Pwr Sys
          Rev Ser D.................................. 6.750    01/01/26       3,249,600
10,000    North Carolina Muni Pwr Agy No 1 Catawba
          Elec Rev Rfdg (MBIA Insd).................. 6.000    01/01/12      11,810,000
                                                                          -------------
                                                                             15,059,600
                                                                          -------------
          OHIO  6.4%
 5,000    Akron Bath Copley, OH Jt Twp Hosp Fac Summa
          Hosp Ser A................................. 5.375    11/15/18       4,654,050
 1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
          Proj....................................... 7.500    01/01/30       1,097,220
 1,000    Lorain Cnty, OH Hosp Rev Catholic Hlthcare
          Part....................................... 5.375    10/01/30       1,008,980
 2,000    Lorain, OH City Sch Dist Classroom Fac Impt
          (MBIA Insd)................................ 5.250    12/01/20       2,160,920
 1,000    Ohio St Air Quality Dev Auth Rev JMG Fdg
          Ltd Part Proj Rfdg (AMBAC Insd)............ 6.375    04/01/29       1,095,390
 1,500    Ohio St Bldg Auth St Fac Admin Bldg Fd Proj
          A (FSA Insd)............................... 5.500    04/01/15       1,690,365
   500    Ohio St Com Sch Cap Fac Ser B.............. 5.500    09/15/08         574,460
 3,000    Ohio St Tpk Com Tpk Rev Ser A Rfdg (FGIC
          Insd)...................................... 5.500    02/15/24       3,360,000
 3,000    University Cincinnati OH Gen Ser A (FGIC
          Insd)...................................... 5.500    06/01/09       3,443,040
                                                                          -------------
                                                                             19,084,425
                                                                          -------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY       VALUE
          OKLAHOMA  1.1%
$3,000    Grand River Dam Auth OK Rev Ser A Rfdg (FSA
          Insd)...................................... 5.000%   06/01/12   $   3,335,370
                                                                          -------------

          OREGON  2.1%
 1,000    Clackamas Cnty, OR Sch Dist................ 5.500    06/01/10       1,153,540
 1,350    Oregon Hlth Sciences Univ Insd Ser A (MBIA
          Insd)...................................... 5.250    07/01/22       1,432,485
 2,060    Oregon St Dept Admin Ser C Rfdg (MBIA
          Insd)...................................... 5.250    11/01/17       2,244,576
 1,250    Portland, OR Cmnty College Dist Ser B...... 5.250    06/01/12       1,407,275
                                                                          -------------
                                                                              6,237,876
                                                                          -------------
          PENNSYLVANIA  10.0%
 1,500    Allegheny Cnty, PA San Auth Swr (MBIA
          Insd)...................................... 5.500    12/01/30       1,593,495
 1,000    Allegheny Cnty, PA Ser C-53 Rfdg (FGIC
          Insd)...................................... 5.500    11/01/14       1,122,530
 1,000    Greensburg Salem, PA Sch Dist Rfdg (FGIC
          Insd)...................................... 5.375    09/15/15       1,121,180
 2,500    Harrisburg, PA Auth Wtr Rev (Inverse Fltg)
          (FGIC Insd) (d)............................ 7.870    06/18/15       2,669,525
 1,200    Harrisburg, PA Cap Apprec Nt Ser F Rfdg
          (AMBAC Insd)...............................   *      09/15/14         731,808
 2,900    Philadelphia, PA (FSA Insd)................ 4.750    03/15/17       3,007,764
 2,600    Philadelphia, PA Auth Indl Ser B (FSA
          Insd)...................................... 5.500    10/01/16       2,900,690
 2,400    Philadelphia, PA Gas Wks Rev 1998 Gen
          Ordinance 4th Ser (FSA Insd)............... 5.250    08/01/22       2,524,320
 6,785    Philadelphia, PA Sch Dist Ser A (MBIA
          Insd)...................................... 4.500    04/01/18       6,852,714
 4,570    Pittsburgh, PA Ser A (AMBAC Insd).......... 5.500    09/01/16       5,111,956
 2,000    Ridley Park, PA Hosp Auth Rev Taylor Hosp
          Ser A (Escrowed to Maturity)............... 6.000    12/01/13       2,336,840
                                                                          -------------
                                                                             29,972,822
                                                                          -------------
          RHODE ISLAND  0.7%
 1,820    Rhode Island Clean Wtr Fin Agy Rev Fd
          Pooled Ln Issue B.......................... 5.000    10/01/18       1,931,657
                                                                          -------------

          SOUTH CAROLINA  0.7%
 1,000    Chesterfield Cnty, SC Sch Dist (FSA
          Insd)...................................... 5.375    03/01/18       1,096,950
 1,000    South Carolina Jobs Econ SC Elec & Gas Co
          Proj A (AMBAC Insd)........................ 5.200    11/01/27       1,033,130
                                                                          -------------
                                                                              2,130,080
                                                                          -------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY       VALUE
          SOUTH DAKOTA  0.3%
$  875    Deadwood, SD Ctf Part (ACA Insd)........... 6.375%   11/01/20   $     943,320
                                                                          -------------

          TENNESSEE  1.9%
 2,000    Johnson City, TN Hlth & Ed Fac Brd Hosp Rev
          First Mtg Mtn St Hlth Ser A Rfdg (MBIA
          Insd)...................................... 7.500    07/01/25       2,530,360
 2,500    Memphis, TN (Prerefunded @ 10/01/06)....... 5.250    10/01/14       2,820,600
   395    Tennessee Hsg Dev Agy Mtg Fin Ser A (e).... 7.125    07/01/26         410,583
                                                                          -------------
                                                                              5,761,543
                                                                          -------------
          TEXAS  17.6%
 2,050    Austin, TX Wtr & Wastewtr Rfdg (MBIA
          Insd)...................................... 5.750    05/15/12       2,330,932
 1,000    Brazos Cnty, TX Hlth Fac Dev Oblig Grp..... 5.375    01/01/32         956,880
 1,250    Brazos River Auth TX Pollutn Ctl Rev Adj TX
          Elec Co Proj Ser C Rfdg.................... 5.750    05/01/36       1,189,950
 1,430    Cameron Cnty, TX Ctf Oblig (AMBAC Insd).... 5.750    02/15/15       1,622,063
 1,500    Corpus Christi, TX Util Sys Rev Impt Rfdg
          (FSA Insd)................................. 5.250    07/15/19       1,608,690
 2,000    Fort Worth, TX Wtr & Swr Rev Impt Rfdg..... 5.500    02/15/05       2,166,680
 1,000    Harris Cnty, TX Hlth Fac Dev Mem Hermann
          Hlthcare Ser A............................. 6.375    06/01/29       1,053,440
 2,000    Harris Cnty, TX Perm Impt Rfdg............. 5.000    10/01/11       2,187,360
 4,820    Harris Cnty, TX Toll Rd (Prerefunded @
          08/15/09) (AMBAC Insd).....................   *      08/15/18       2,073,901
 1,000    Harris Cnty, TX Toll Rd (Prerefunded @
          08/15/09) (AMBAC Insd).....................   *      08/15/21         350,020
 3,000    Houston, TX Arpt Sys Rev Sub Lien (FSA
          Insd)...................................... 5.000    07/01/32       3,029,370
 2,105    Houston, TX Hotel Occupancy Tax & Spl Rev
          Convention & Entmt Ser B (AMBAC Insd)...... 5.750    09/01/15       2,394,732
 1,000    Houston, TX Pub Impt Rfdg (FSA Insd)....... 5.750    03/01/15       1,143,230
 2,000    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser B
          Rfdg (FGIC Insd)........................... 6.250    12/01/05       2,256,620
 1,500    Mesquite, TX Hlth Fac Dev Retirement Fac
          Christian A................................ 7.500    02/15/18       1,573,020
 1,100    Metropolitan Hlth Fac Dev Corp TX Wilson N
          Jones Mem Hosp Proj........................ 7.200    01/01/21       1,084,754
 1,000    North Cent TX Hlth Fac Dev Hosp Baylor
          Hlthcare Sys Proj Ser A.................... 5.125    05/15/29         998,500
 2,000    North Cent TX Hlth Fac Dev Hosp Childrens
          Med Ctr Dallas (AMBAC Insd)................ 5.250    08/15/32       2,041,520

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY       VALUE
          TEXAS (CONTINUED)
$2,805    Tarrant Regl Wtr Dist TX Wtr Impt Rfdg (FSA
          Insd) (e).................................. 5.250%   03/01/19   $   3,023,622
   138    Texas Mun Pwr Agy Rev (Escrowed to
          Maturity) (AMBAC Insd).....................   *      09/01/07         121,335
 3,387    Texas Mun Pwr Agy Rev (AMBAC Insd).........   *      09/01/07       2,975,242
 2,500    Texas St Pub Fin Auth Ser A Rfdg........... 5.250    10/01/07       2,819,750
 8,220    Texas St Pub Ppty Fin Corp Rev Mental Hlth
          & Retardation Rfdg (FSA Insd).............. 5.500    09/01/13       8,455,256
 1,565    Texas St Univ Sys Fing Rev Rfdg (FSA
          Insd)...................................... 5.000    03/15/20       1,629,932
 1,000    Texas Tech Univ Rev Fin Sys Seventh Ser
          (MBIA Insd)................................ 5.000    08/15/25       1,014,210
 1,500    Texas Wtr Dev Brd Rev St Revolving Fd Sr
          Lien Ser B................................. 5.250    07/15/17       1,620,225
 1,000    Tinity River Auth TX Rev Impt Tarrant Cnty
          Wtr Proj Rfdg (MBIA Insd) (e).............. 5.500    02/01/21       1,087,490
                                                                          -------------
                                                                             52,808,724
                                                                          -------------
          UTAH  0.5%
 1,000    Salt Lake Cnty, UT College Rev Westminster
          College Proj............................... 5.750    10/01/27       1,013,310
   420    Utah St Hsg Fin Agy Single Family Mtg Ser B
          Class 2 (FHA/VA Gtd) (e)................... 6.250    07/01/14         446,502
                                                                          -------------
                                                                              1,459,812
                                                                          -------------
          VIRGINIA  0.8%
 2,275    Virginia Comwlth Trans Brd Northn VA Trans
          Dist Pgm Ser A............................. 5.375    05/15/15       2,518,607
                                                                          -------------

          WASHINGTON  4.6%
 3,410    Clark Cnty, WA Pub Util Dist Rfdg (FSA
          Insd)...................................... 5.500    01/01/08       3,868,304
 2,595    Clark Cnty, WA Pub Util Dist Rfdg (FSA
          Insd)...................................... 5.500    01/01/09       2,954,148
 1,300    Energy Northwest, WA Elec Rev Proj No 3 Ser
          A Rfdg (FSA Insd).......................... 5.500    07/01/17       1,431,339
 1,000    Grant Cnty, WA Pub Util Dist Ser H Rfdg
          (FSA Insd)................................. 5.375    01/01/15       1,104,260
 4,400    King Cnty, WA Ser B Rfdg (MBIA Insd)....... 5.250    01/01/34       4,512,596
                                                                          -------------
                                                                             13,870,647
                                                                          -------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY       VALUE
          WISCONSIN  1.3%
$2,345    Appleton, WI Wtrwks Rev Rfdg (FGIC Insd)... 5.375%   01/01/19   $   2,534,218
 1,375    Wisconsin St Hlth & Ed Fac Agnesian
          Hlthcare Inc............................... 6.000    07/01/30       1,414,133
                                                                          -------------
                                                                              3,948,351
                                                                          -------------
          GUAM  1.0%
 2,800    Guam Pwr Auth Rev Ser A (AMBAC Insd)....... 5.250    10/01/34       2,910,096
                                                                          -------------

          PUERTO RICO  0.3%
 1,000    Puerto Rico Indl Tourist Ed Med &
          Environmental Ctl Fac Fin Auth Higher Ed
          Rev........................................ 5.375    02/01/19       1,028,320
                                                                          -------------

TOTAL INVESTMENTS  154.1%
  (Cost $428,737,836)..................................................     462,832,953
OTHER ASSETS IN EXCESS OF LIABILITIES  0.9%............................       2,582,598
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (55.0%)............    (165,073,990)
                                                                          -------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%.........................   $ 300,341,561
                                                                          =============

 * Zero coupon bond

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments and open future transactions.

(b) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(d) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(e) Securities purchased on a when-issued or delayed delivery basis.

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002 (Unaudited)

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FHA/VA--Federal Housing Administration/Department of Veterans Affairs
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.
XLCA--XL Capital Assurance Inc.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $428,737,836).......................  $462,832,953
Cash........................................................       356,342
Receivables:
  Interest..................................................     6,581,944
  Investments Sold..........................................       155,000
  Variation Margin on Futures...............................        35,094
Other.......................................................         3,715
                                                              ------------
    Total Assets............................................   469,965,048
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     4,023,142
  Investment Advisory Fee...................................       234,171
  Affiliates................................................        21,676
Trustees' Deferred Compensation and Retirement Plans........       166,887
Accrued Expenses............................................       103,621
                                                              ------------
    Total Liabilities.......................................     4,549,497
Preferred Shares (including accrued distributions)..........   165,073,990
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $300,341,561
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($300,341,561 divided by
  28,684,985 shares outstanding)............................  $      10.47
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 28,684,985 shares issued and
  outstanding)..............................................  $    286,850
Paid in Surplus.............................................   265,829,515
Net Unrealized Appreciation.................................    33,392,112
Accumulated Undistributed Net Investment Income.............     2,364,097
Accumulated Net Realized Loss...............................    (1,531,013)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $300,341,561
                                                              ============
PREFERRED SHARES
($.01 par value, authorized 1,000,000 shares, 330 issued
  with liquidation preference of $500,000 per share)........  $165,000,000
                                                              ------------
NET ASSETS INCLUDING PREFERRED SHARES.......................  $465,341,561
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended December 31, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $11,297,775
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,391,657
Preferred Share Maintenance.................................      218,723
Legal.......................................................       25,784
Custody.....................................................       13,744
Other.......................................................      139,961
                                                              -----------
    Total Expenses..........................................    1,789,869
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 9,507,906
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 1,405,608
  Futures...................................................      891,790
                                                              -----------
Net Realized Gain...........................................    2,297,398
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   22,509,716
  End of the Period:
    Investments.............................................   34,095,117
    Futures.................................................     (703,005)
                                                              -----------
                                                               33,392,112
                                                              -----------
Net Unrealized Appreciation During the Period...............   10,882,396
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $13,179,794
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $(1,160,895)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $21,526,805
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                     SIX MONTHS ENDED     YEAR ENDED
                                                     DECEMBER 31, 2002   JUNE 30, 2002
                                                     ---------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $  9,507,906      $ 19,731,921
Net Realized Gain...................................      2,297,398         4,307,437
Net Unrealized Appreciation During the Period.......     10,882,396         4,552,384
Distributions to Preferred Shareholders:
  Net Investment Income.............................     (1,160,895)       (3,015,335)
                                                       ------------      ------------
Change in Net Assets Applicable to Common Shares
  from Operations...................................     21,526,805        25,576,407
Distributions to Common Shareholders:
  Net Investment Income.............................     (7,629,790)      (15,144,816)
                                                       ------------      ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES........................     13,897,015        10,431,591

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.............................    286,444,546       276,012,955
                                                       ------------      ------------
End of the Period (Including accumulated
  undistributed net investment income of $2,364,097
  and $1,646,876, respectively).....................   $300,341,561      $286,444,546
                                                       ============      ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                 SIX MONTHS
                                                   ENDED
                                                DECEMBER 31,    ------------------------
                                                    2002         2002 (d)        2001
                                                ----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.......  $     9.99     $     9.62    $     8.99
                                                 ----------     ----------    ----------
  Net Investment Income........................         .33            .70           .75
  Net Realized and Unrealized Gain/Loss........         .46            .31           .66
  Common Share Equivalent of Distributions Paid
  to Preferred Shareholders:
    Net Investment Income......................        (.04)          (.11)         (.23)
                                                 ----------     ----------    ----------
Total from Investment Operations...............         .75            .90          1.18
Distributions Paid to Common Shareholders:
    Net Investment Income......................        (.27)          (.53)         (.55)
    Net Realized Gain..........................         -0-            -0-           -0-
                                                 ----------     ----------    ----------
NET ASSET VALUE, END OF THE PERIOD.............  $    10.47     $     9.99    $     9.62
                                                 ==========     ==========    ==========
Common Share Market Price at End of
  the Period...................................  $     9.05     $     8.85    $     8.89
Total Return (e)...............................       5.28%*         5.64%         8.88%
Net Assets Applicable to Common Shares at End
  of the Period (In millions)..................  $    300.3     $    286.4    $    276.0
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares (a)..............       1.20%          1.25%         1.27%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (a).......       6.39%          6.99%         7.94%
Portfolio Turnover.............................         23%*           41%           50%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets
  Including Preferred Shares (a)...............        .77%           .79%          .79%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (b).......       5.61%          5.92%         5.50%
SENIOR SECURITIES:
Total Preferred Shares Outstanding.............         330            330           330
Asset Coverage Per Preferred Share (c).........  $1,410,350     $1,368,316    $1,336,403
Involuntary Liquidating Preference Per
  Preferred Share..............................  $  500,000     $  500,000    $  500,000
Average Market Value Per Preferred Share.......  $  500,000     $  500,000    $  500,000

 * Non-Annualized

(a) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(b) Ratios reflect the effect of dividend payments to preferred shareholders.

(c) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

(d) As required, effective July 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended June 30, 2002 was to increase net investment income per share by $.01, decrease realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment to average net asset applicable to common shares by .04%. Per shares, supplemental data for the period prior to June 30, 2002 have not been restated to reflect this change in presentation.

(e) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.


YEAR ENDED JUNE 30,
---------------------------------------------------------------------------------------------------------
       2000         1999         1998         1997         1996         1995         1994         1993
---------------------------------------------------------------------------------------------------------
    $     9.56   $    10.26   $    10.01   $     9.76   $     9.76   $     9.92   $    11.13   $    10.69
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
           .81          .84          .89          .92          .94          .96         1.00         1.07
          (.55)        (.70)         .26          .26          .05         (.06)       (1.21)         .52
          (.22)        (.19)        (.21)        (.21)        (.22)        (.22)        (.16)        (.16)
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
           .04         (.05)         .94          .97          .77          .68         (.37)        1.43
          (.61)        (.65)        (.69)        (.72)        (.77)        (.84)        (.84)        (.83)
           -0-          -0-          -0-          -0-          -0-          -0-          -0-         (.16)
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
    $     8.99   $     9.56   $    10.26   $    10.01   $     9.76   $     9.76   $     9.92   $    11.13
    ==========   ==========   ==========   ==========   ==========   ==========   ==========   ==========
    $   8.6875   $    9.625   $   10.875   $   10.875   $    9.875   $   11.125   $   11.125   $    12.00
        -3.08%       -5.68%        6.85%       18.32%       -4.27%        8.59%       -0.05%       15.20%
    $    258.0   $    274.1   $    292.3   $    283.2   $    273.7   $    271.1   $    272.7   $    302.9
         1.32%        1.24%        1.23%        1.28%        1.31%        1.33%        1.28%        1.25%
         9.06%        8.23%        8.69%        9.25%        9.47%        9.85%        9.30%        9.90%
           54%          98%         103%          53%          29%          38%          45%          45%
          .81%         .79%         .79%         .80%         .82%         .83%         .82%         .80%
         6.59%        6.35%        6.64%        7.18%        7.26%        7.56%        7.86%        8.41%
           330          330          330          330          330          330          330          330
    $1,281,820   $1,330,642   $1,385,892   $1,358,326   $1,329,390   $1,321,483   $1,326,388   $1,417,940
    $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000
    $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust commenced investment operations on August 26, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which is considered to approximate market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At December 31, 2002, the Trust had $4,968,197 of when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002 (Unaudited)

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilized provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Trust had an accumulated capital loss carryforward for tax purposes of $3,772,947 which will expire between June 30, 2008 and June 30, 2009.

    At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $428,293,658
                                                              ============
Gross tax unrealized appreciation...........................  $ 35,134,702
Gross tax unrealized depreciation...........................      (595,407)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 34,539,295
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and gains on future transactions. All short-term capital gains and a portion of futures gains are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended June 30, 2002 was as follows:

                                                               2002
Distributions paid from:
  Ordinary income...........................................  $85,634
  Long-term capital gain....................................        0
                                                              -------
                                                              $85,634
                                                              =======

    As of June 30, 2002, the component of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $18,899

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust.

    For the six months ended December 31, 2002, the Trust recognized expenses of approximately $17,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended December 31, 2002, the Trust recognized expenses of approximately $25,700 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $111,509,481 and $105,283,758, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002 (Unaudited)

transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    A futures contract is an arrangement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures on U.S. Treasury Bonds and Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to the rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known an initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transaction in futures contracts for the six months ended December 31, 2002, were as follows:

                                                              CONTRACTS
Outstanding at June 30, 2002................................     -0-
Futures Opened..............................................     580
Futures Closed..............................................    (371)
                                                                ----
Outstanding at December 31, 2002............................     209
                                                                ====

    The futures contracts outstanding as of December 31, 2002, and the description and unrealized appreciation/depreciation are as follows:

                                                                           UNREALIZED
                                                                          APPRECIATION/
                                                              CONTRACTS   DEPRECIATION
SHORT CONTRACTS:
  10-Year U.S. Treasury Note--March 2003
  (Current Notional Value of $115,047 per contract).........      39        $(165,798)
  5-Year U.S. Treasury Note--March 2003
  (Current Notional Value of $113,250 per contract).........     170         (537,207)
                                                                 ---        ---------
                                                                 209        $(703,005)
                                                                 ===        =========

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002 (Unaudited)

5. PREFERRED SHARES

The Trust has outstanding 330 shares of Rate Adjusted Tax-Exempt Shares ("Rates") in three series of 110 shares each. Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The average rate in effect on December 31, 2002, was 1.226%. During the six months ended December 31, 2002, the rates ranged from 1.188% to 1.700%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The Rates are redeemable at the option of the Trust in whole or in part at a price of $500,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the Rates are subject to mandatory redemption if the tests are not met.

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
920, 919, 107                                                  Member NASD/SIPC.
VMT SAR 2/03                                                     9518B03-AS-2/03